Exhibit 23.2



[PRICEWATERHOUSECOOPERS LOGO]
--------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS LLP
                                                  Southwark Towers
                                                  32 London Bridge Street
                                                  London SE1 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652






CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN RESPECT OF THE PROPOSED ASSET BACKED FLOATING RATE NOTES BY GRACECHURCH CARD FUNDING (NO. 9) PLC

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 6 September 2005 relating to the balance sheet of Gracechurch Card Funding (No. 9) PLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





PricewaterhouseCoopers LLP
6 September 2005
















PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

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[PRICEWATERHOUSECOOPERS LOGO]
--------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS LLP
                                                  Southwark Towers
                                                  32 London Bridge Street
                                                  London SE1 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652






CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN RESPECT OF THE PROPOSED ASSET BACKED FLOATING RATE NOTES BY GRACECHURCH CARD FUNDING (NO. 9) PLC

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 6 June 2005 relating to the consolidated financial statements of Barclaycard Funding PLC and Subsidiary, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




PricewaterhouseCoopers LLP
6 September 2005



















PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.